Exhibit 1.1

Execution Version

Healthcare Trust of America, Inc.

Class A Common Stock, par value $0.01 per share

EQUITY DISTRIBUTION AGREEMENT

Dated: January 27, 2016

EXHIBITS

Exhibit A	-	Form of Placement Notice

Exhibit B	-	Authorized Individuals for Placement Notices and Acceptances

Exhibit C	-	Compensation

Exhibit D-1	-	Form of Corporate Opinion of O’Melveny & Myers LLP

Exhibit D-2	-	Form of Tax Opinion of O’Melveny & Myers LLP

Exhibit E-1	-	Officer’s Certificate of the Company

Exhibit E-2	-	Officer’s Certificate of the Operating Partnership

Exhibit F	-	Issuer Free Writing Prospectus

Exhibit G	-	Form of Opinion of Venable LLP

January 27, 2016

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

BMO Capital Markets Corp.

Three Times Square, 27th Floor

New York, New York 10119

Jefferies LLC

529 Madison Avenue

New York, New York 10022

J.P. Morgan Securities LLC

383 Madison Avenue, 28th Floor

New York, New York 10179

Ladies and Gentlemen:

Each of Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), and Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), on the one hand, and each of Wells Fargo Securities, LLC (“Wells Fargo”), BMO Capital Markets Corp. (“BMO”), Jefferies LLC (“Jefferies”) and J.P. Morgan Securities, LLC (together with Wells Fargo, BMO and Jefferies, each a “Sales Agent,” and collectively, the “Sales Agents”), on the other hand, hereby agree to this Equity Distribution Agreement, dated as of January 27, 2016 (this “Agreement”), as follows:

SECTION 1. Description of Securities.

Each of the Company and the Operating Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, the Company may issue and sell through the Sales Agents, acting as agents and/or principals, shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), having an aggregate sale price of up to $300,000,000 (the “Maximum Amount”). The foregoing shares being herein called the “Securities.” Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the number and aggregate sale price of the Securities issued and sold under this Agreement shall be the sole responsibility of the Company, and the Sales Agents shall have no obligation in connection with such compliance. The issuance and sale of the Securities through the Sales Agents will be effected pursuant to the Registration Statement (as defined below) that was filed by the Company and became effective upon filing under Rule 462(e) (“Rule 462(e)”) under the Securities Act of 1933, as amended (collectively with the rules and regulations thereunder, the “Securities Act”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities. The obligations of the Sales Agents under this Agreement shall be several and not joint.

The Company has filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3ASR (File No. 333-202388), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such automatic shelf registration statement. The Company shall furnish to the Sales Agents, for use by the Sales Agents, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such automatic shelf registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such automatic shelf registration statement pursuant to Rule 430B under the Securities Act, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The Company and the Operating Partnership may in the future enter into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”) with other financial institutions (collectively, the “Alternative Agents”). The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.

SECTION 2. Placements.

Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify one Sales Agent by email notice (or other method mutually agreed to in writing by the Company and such Sales Agent) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price per share below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The applicable Sales Agent then in receipt of a Placement Notice is herein referred to as the “Current Sales Agent”. There may be only one Current Sales Agent per day. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B attached hereto (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Current Sales Agent set forth on Exhibit B attached hereto, as such Exhibit B attached hereto may be amended from time to time. If the Current Sales Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Current Sales Agent will, prior to 4:30 p.m. (New York City time) on the Business Day following the Business Day on which such Placement Notice is delivered to the Current Sales Agent, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and the Current Sales Agent set forth on Exhibit B attached hereto) setting forth the terms that the Current Sales Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Current Sales Agent until the Company delivers to the Current Sales Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and the Current Sales Agent set forth on Exhibit B attached hereto. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Current Sales Agent’s acceptance of the terms of the Placement Notice or upon receipt by the Current Sales Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of this paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 12 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The amount of any discount, commission or other compensation to be paid by the Company to the Current Sales Agent, when the Current Sales Agent is acting as agent, in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit C attached hereto. The amount of any commission, discount or other compensation to be paid by the Company to the Current Sales Agent and the other terms and conditions, when the Current Sales Agent is acting as principal, in connection with the sale of the Placement Securities shall be as separately agreed between the Company and the Current Sales Agent hereto at the time of any such sales. It is expressly acknowledged and agreed that neither the Company nor the Current Sales Agent will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to the Current Sales Agent and either (i) the Current Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

SECTION 3. Sale of Placement Securities by the Sales Agents.

Subject to the provisions of Section 6(a), the Current Sales Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified in, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Current Sales Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to the Current Sales Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Current Sales Agent (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Current Sales Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Current Sales Agent may also sell Placement Securities by any other method permitted by law, including but not limited to privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which shares of Common Stock are purchased and sold on the principal market on which the Common Stock is listed or quoted.

SECTION 4. Suspension of Sales. The Company or the Current Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B attached hereto, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B attached hereto), suspend any sale of Placement Securities under this Agreement; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to Placement Securities sold hereunder prior to the receipt of such notice or any securities sold under an Alternative Distribution Agreement. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals of the other party named on Exhibit B attached hereto, as such Exhibit B attached hereto may be amended from time to time.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership jointly and severally represents and warrants to each Sales Agent as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this

Agreement, as of the time of each sale of any Securities pursuant to this Agreement (the “Applicable Time”) and as of each Settlement Date (as defined below), and agrees with each Sales Agent, as follows:

(1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3ASR under the Securities Act, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act. The Original Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof. The Original Registration Statement became effective under the Securities Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act (“Rule 405”), and the Securities have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.

At the respective times the Original Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Sales Agents and the Securities pursuant to Rule 430B and at each Settlement Date, the Original Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements under the Securities Act, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, and at each Applicable Time and Settlement Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act and any such preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered or made available to the Sales Agents for use in connection with the offering of any Securities was and will be, at the time of such delivery, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus (as defined below), as of its issue date and as of the relevant Applicable Time and Settlement Date, or until any earlier date that the issuer notified or notifies each Sales Agent as described in Section 7(d) hereof, did not, does not and will not (i) include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified or (ii) when taken together with the Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding three paragraphs shall not apply to statements in or omissions from the Original Registration Statement, or any post-effective amendment thereto, or the Prospectus, made in reliance upon and in conformity with the Agent Content (as hereinafter defined).

As used herein, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities (including any identified on Exhibit F attached hereto) that (i) is required to be filed with the Commission by the Company, or (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act.

Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act and otherwise complied with the requirements of Rule 163 of the Securities Act, including without limitation the legending requirement.

(2) Well-Known Seasoned Issuer. (A) At the effectiveness of the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, and (D) as of the execution of this Agreement, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(3) Eligibility. (A) At the effectiveness of the Original Registration Statement, (B) at the earliest time after the effectiveness of the Original Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (C) as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause (C)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(4) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not have, or reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or prospects of the Company and the Operating Partnership and each direct or indirect subsidiary of the Company, other than the Operating Partnership (taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(5) Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.

(6) Subsidiaries. Each direct or indirect subsidiary of the Company included on Exhibit 21.1 to the Company’s most recent annual report on Form 10-K, other than the Operating Partnership (each, excluding the Operating Partnership, a “Subsidiary” and collectively, the “Subsidiaries”), has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, except where the failure to be in good standing would not have, or be reasonably expected to have, a Material Adverse Effect, and is duly qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were offered in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; and except as described in the Registration Statement and the Prospectus, each Subsidiary’s capital stock or other ownership interests are currently owned and will, at each Applicable Time and immediately following each Settlement Date, continue to be owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, “Liens”), except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect. None of such equity interests were issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. Except as described in the Registration Statement and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Subsidiary. As of the date hereof, none of the Subsidiaries are “significant subsidiaries” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act). After the date hereof, except as disclosed to the Sales Agents in writing, none of the Subsidiaries will be “significant subsidiaries” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act).

(7) Capitalization. The Company’s authorized capitalization is as set forth in the documents incorporated by reference in the Registration Statement and the Prospectus and has not changed, except for subsequent issuances, if any, pursuant to this Agreement or the Alternative Distribution Agreement or pursuant to reservations, agreements or benefit plans referred to in the Registration Statement and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption “Description of Healthcare Trust of America Inc. Capital Stock”; and, except as set forth in the Registration Statement and the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock.

(8) Authorization of Shares. The Securities to be issued pursuant to this Agreement and all outstanding shares of capital stock of the Company, including any restricted shares of Common Stock, have been duly and validly authorized. All outstanding shares of capital stock of the Company were validly issued, are fully paid and nonassessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects.

The Securities when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein will be validly issued, fully paid and nonassessable; no holder of the Placement Securities is or will be subject to personal liability solely by reason of being a holder; such Securities will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects, will conform, in all material respects, to the description thereof contained in the Registration Statement and the Prospectus; and the stockholders of the Company have no preemptive rights, rights of first refusal or other similar rights with respect to the Securities to be issued and sold by the Company. Upon payment of the purchase price and issuance and. delivery of the Securities to be issued and sold by the Company in accordance with this Agreement, the purchaser will receive good, valid and marketable title to such Securities, free and clear of all Liens. The certificates to be used to evidence the Securities will be in substantially the form filed as an exhibit to the Registration Statement and will, on each Settlement Date, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange (the “NYSE”).

(9) Authorization of Units. The outstanding common units of limited partnership in the Operating Partnership (“OP Units”) have been duly authorized for issuance by the Operating Partnership, and are validly issued. The OP Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and conform to the description thereof contained in the Registration Statement and the Prospectus in all material respects. None of the OP Units were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership.

(10) Units to be Issued. The OP Units to be issued by the Operating Partnership to the Company in connection with the Company’s contribution of the proceeds from the sale of the Securities to the Operating Partnership have been duly authorized for issuance by the Operating Partnership to the Company, and at each Settlement Date, will be validly issued and fully paid. Such OP Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. None of the OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership.

(11) No Other Contracts. Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings, other than the Alternative Distribution Agreements, between the Company and the Operating Partnership and any person that would give rise to a valid claim against the Company, the Operating Partnership or any Sales Agent for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Placement Securities as contemplated by this Agreement.

(12) Absence of Registration Rights. Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities (debt or equity) or to require the Company to include such securities in the securities registered pursuant to the Registration Statement and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities included in the offering contemplated by this Agreement or sold in connection with the sale of Securities pursuant to this Agreement.

(13) Absence of Violations and Defaults. None of the Company, the Operating Partnership or the Subsidiaries (i) is in violation of its charter, declaration of trust, bylaws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease, development agreement, reciprocal easement agreement, deed restriction, utility agreement, management agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, “Agreements and Instruments”), or (iii) in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject, except, in the case of clauses (ii) and (iii) immediately above, for such defaults or violations that would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(14) Absence of Further Requirement. (A) No consent, approval, authorization, filing with or order of any court or governmental agency or body, (B) no authorization, approval, vote or other consent of any holder of capital stock or other securities of the Company or any creditor of the Company and (C) no waiver or consent under any Agreements and Instrument is required to be made or obtained by the Company, the Operating Partnership or the Subsidiaries in connection with the transactions contemplated by this Agreement or any Alternative Distribution Agreement, except such consents, approvals, authorizations, filings or orders (i) as have been obtained under the Securities Act, or (ii) as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Sales Agents in the manner contemplated herein and in the Prospectus.

(15) No Conflicts or Defaults. The execution, delivery and performance of this Agreement by the Company and the Operating Partnership and the consummation of the transactions contemplated hereby do not and will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Registration Statement and the Prospectus) upon any of the properties or assets of the Company, the Operating Partnership or any of the Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any of the Subsidiaries or any of their properties or assets, (ii) any term, condition or provision of any Agreements or Instruments, or (iii) the charter, declaration of trust, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, as applicable, of the Company, the Operating Partnership or any of the Subsidiaries, except, in the case of clauses (i) and (ii) immediately above, for such conflicts, breaches, violations, defaults, rights, Repayment Events or Liens that are disclosed in the Registration Statement and the Prospectus or as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the ability of the Company and the Operating Partnership to consummate the transactions contemplated herein. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Operating Partnership or any of the Subsidiaries.

(16) Valid Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, and the Agreement of Limited Partnership of the Operating Partnership, as the same has been or may be amended and/or restated from time to time (the “Operating Partnership Agreement”), has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership; and each of this Agreement and the Operating Partnership Agreement, assuming due authorization, execution and delivery by the parties thereto (other than the Company and the Operating Partnership), is a valid and binding agreement of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnify and contribution thereunder may be limited by applicable law or policies underlying such law.

(17) Licenses. The Company, the Operating Partnership and the Subsidiaries possess all certificates, authorities, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them, are in compliance with the terms and conditions of all such Licenses; all of the Licenses are valid and in full force and effect, except when the invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such

Licenses except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect.

(18) Financial Statements. The consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company for the periods specified; and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments in the case of any unaudited interim financial statements) and have been prepared on a consistent basis with the books and records of the Company. The supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in the Registration Statement and the Prospectus present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Rule 3-14 under the Exchange Act with respect to real estate operations acquired or to be acquired. No other historical or pro forma financial statements (or schedules) are required by the Securities Act or the Exchange Act to be included in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement and the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(19) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, who audited the financial statements, and supporting schedules and historical summaries of revenues and certain operating expenses for the properties related thereto included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus and delivered the initial letter referred to in Section 7(q) hereof, are independent registered certified public accountants as required by the Securities Act and the Exchange Act.

(20) REIT Status. The Company, beginning with its taxable year ended December 31, 2007, has been organized and operated, and as of each Applicable Time and Settlement Date, will continue to be organized and operated, in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code 1986, as amended (the “Code”), and the current and proposed method of operation of the Company, as described in the Registration Statement and the Prospectus, will permit the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2016 and thereafter. No transaction or event has occurred that would cause the Company not to be able to qualify as a REIT for its taxable year ending December 31, 2016 and any subsequent tax year.

(21) Tax Returns. All federal tax returns or valid extensions filed for, and reports required to be filed by the Company, the Operating Partnership or any of the Subsidiaries, and in the case of the state, local and foreign tax returns, to the extent material (“Returns”), have been timely filed (to the extent certain Returns were not timely filed, any delay has not had, and is not reasonably expected to have, a Material Adverse Effect); all such Returns are true, correct and complete in all material respects; and all federal, state, county, local or foreign taxes, charges, fees, levies, fines, penalties or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, disability, employment, pay-roll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority (as defined hereafter) (including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability), in each case to the extent shown in such Returns (“Taxes”) and due and payable or claimed to be due and payable by any Governmental Authority, have been paid, except for any such tax, charge, fee, levy, fine, penalty or other assessment that (i) is currently being contested in good faith, (ii) would not have, or reasonably be expected to have, a Material Adverse Effect or (iii) is described in the Registration Statement and the Prospectus. None of the Company, the Operating Partnership or the Subsidiaries has requested any extension of time within which to file any Return, which Return has not since been filed within the extended time (to the extent any such Returns were not filed within the extended time, it has not had, and is not reasonably expected to have a Material Adverse Effect). None of the Company, the Operating Partnership or the Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns that has had or is reasonably expected to have, a Material Adverse Effect. No audits or other administrative proceedings or court proceedings are presently pending or threatened against the Company, the Operating Partnership or any of the Subsidiaries with regard to any Taxes or Returns of the Company, the Operating Partnership or any of the Subsidiaries that has had or is reasonably expected to have, a Material Adverse Effect.

(22) Tax Withholding. Each of the Company, the Operating Partnership and the Subsidiaries has complied in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(23) Permitted Free Writing Prospectus. None of the Company, the Operating Partnership or the Subsidiaries (including any predecessor entities) has distributed, or prior to the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement and the Prospectus and any other written materials consented to by the Sales Agents pursuant to Section 18 hereof).

(24) ERISA. Each of the Company, the Operating Partnership and the Subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), other than as would not reasonably be expected to have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or the Operating Partnership would have any liability, other than as would not reasonably be expected to have a Material Adverse Effect; none of the Company, the Operating Partnership or the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder, in each case, other than as would not reasonably be expected to have a Material Adverse Effect; and each “pension plan” for which the Company, the Operating Partnership or any of the Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect.

(25) No Plan Assets. The assets of the Company, the Operating Partnership and the Subsidiaries do not constitute “plan assets” of an ERISA regulated employee benefit plan.

(26) Title to Property. (A) The Company, the Operating Partnership or the Subsidiaries or any other subsidiary or joint venture in which the Company, the Operating Partnership or any Subsidiary owns an interest, as the case may be, will have good and marketable fee simple title or leasehold title to all of the properties and other assets owned or leased by the Company, the Operating Partnership, the Subsidiaries or the applicable subsidiary or joint venture (the “Properties”), in each case, free and clear of all Liens, except as disclosed in the Registration Statement and the Prospectus or such as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (B) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement and the Prospectus are disclosed therein and none of the Company, the Operating Partnership or the Subsidiaries is in default under any such Lien, except for such defaults that would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (C) all of the leases and subleases material to the business of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, and under which the Company, the Operating Partnership or any of the Subsidiaries hold properties described in the Registration Statement and the Prospectus, are in full force and effect, and none of the Company, the Operating Partnership or any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Operating Partnership or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company, the Operating Partnership or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease; (D) except as disclosed in the Registration Statement and the Prospectus, none of the Company, the Operating Partnership or the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (E) except as disclosed in the Registration Statement and the Prospectus, each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could not result in a forfeiture or reversion of title; and (F) except as disclosed in the Registration Statement and the Prospectus, none of the Company, the Operating Partnership or the Subsidiaries has received from any Governmental Authority any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of the Company, the Operating Partnership or the Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated would have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(27) Insurance. Each of the Company, the Operating Partnership and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are or will be engaged as described in the Registration Statement and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company, the Operating Partnership or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Company, the Operating Partnership and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; except as described in the Registration Statement and the Prospectus, there are no material claims by the Company, the Operating Partnership or the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, except as disclosed in the Registration Statement and the Prospectus, none of the Company, the Operating Partnership or the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, the Operating Partnership or the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted or as proposed to be conducted in the Registration Statement and the Prospectus at a cost that would not have a Material Adverse Effect.

(28) Mortgages. Except as set forth in the Registration Statement and the Prospectus, the mortgages and deeds of trust encumbering the Properties owned or leased by the Company, the Operating Partnership or any of the Subsidiaries are described in the Registration Statement and the Prospectus and are not convertible and none of the Company, the Operating Partnership, the Subsidiaries, or any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property other than the Properties except as would not have a Material Adverse Effect.

(29) Title Insurance. The Operating Partnership or a Subsidiary has title insurance on the fee interests and/or leasehold interests in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets owned or leased by them and that are consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties, and in each case such title insurance is in full force and effect except as would not have a Material Adverse Effect.

(30) Environmental Laws. Except as otherwise disclosed in the Registration Statement and the Prospectus, (i) the Company, the Operating Partnership and the Subsidiaries and the Properties have been and are in material compliance with, and none of the Company, the Operating Partnership or the Subsidiaries has any material liability under, applicable Environmental Laws (as defined below), (ii) none of the Company, the Operating Partnership, the Subsidiaries, or, to the knowledge of the Company and the Operating Partnership, the prior owners or occupants of the Properties at any time or any other person or entity has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by the Company, the Operating Partnership or the Subsidiaries, except for such releases or dispositions as would not be reasonably likely to cause the Company, the Operating Partnership or the Subsidiaries to incur material liability, (iii) the Company and the Operating Partnership do not intend to use the Properties or other assets owned by the Company, the Operating Partnership or the Subsidiaries or any subsequently acquired properties, other than in material compliance with applicable Environmental Laws, (iv) none of the Company, the Operating Partnership or the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, or onto lands or other assets owned by the Company, the Operating Partnership or the Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters except for such as would not be reasonably likely to cause the Company, the Operating Partnership or the Subsidiaries to incur material liability, (v)

none of the Company, the Operating Partnership or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or other assets described in the Registration Statement and the Prospectus or arising out of the conduct of the Company, the Operating Partnership or the Subsidiaries, except for such claims that would not be reasonably likely to cause the Company and the Operating Partnership to incur material liability and (vi) neither the Properties nor any other assets currently owned by the Company, the Operating Partnership or any of the Subsidiaries is included or, to the best of the knowledge of the Company, the Operating Partnership and the Subsidiaries, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the best of the knowledge of the Company, the Operating Partnership and the Subsidiaries, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other Governmental Authority. To the knowledge of the Company, the Operating Partnership and the Subsidiaries, there have been no and are no (i) aboveground or underground storage tanks, (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (iii) asbestos or asbestos containing materials, (iv) lead based paints, (v) dry-cleaning facilities, or (vi) wet lands, in each case in, on, under, or adjacent to any Property or other assets owned by the Company, the Operating Partnership or the Subsidiaries the existence of which has had. or is reasonably expected to have, a Material Adverse Effect.

As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651¬678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) or by any federal, state or local governmental authority having or claiming jurisdiction over the Properties and other assets described in the Registration Statement and the Prospectus (a “Governmental Authority”).

(31) Absence of Labor Dispute. No labor problem or dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists or, to the knowledge of the Company and the Operating Partnership, is imminent, that would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement and the Prospectus.

(32) Possession of Intellectual Property. The Company, the Operating Partnership and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the business of the Company and the Operating Partnership as now conducted or as proposed in the Registration Statement and the Prospectus to be conducted. Except as set forth in the Registration Statement and the Prospectus, (A) to the knowledge of the Company, there are no material rights of third parties to any such Intellectual Property, (B) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property, (C) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company and the Operating Partnership in or to any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the Operating Partnership are unaware of any facts which would form a reasonable basis for any such claim, (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the Operating Partnership are unaware of any facts which would form a reasonable basis for any such claim and (E) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company and the Operating Partnership infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Company and the Operating Partnership are unaware of any other fact which would form a reasonable basis for any such claim.

(33) Absence of Proceedings. Except as disclosed in the Registration Statement and the Prospectus, there are no pending actions, suits, inquiries, investigations or proceedings against or affecting the Company, the Operating Partnership or any of the Subsidiaries or any of the Properties or other assets that, if determined adversely to the Company, the Operating Partnership or any of the Subsidiaries, would have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Company and the Operating Partnership to perform their obligations under this Agreement, or which are required under the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus; and except as disclosed in the Registration Statement and the Prospectus, no such actions, suits, inquiries, investigations or proceedings are, to the knowledge of the Company and the Operating Partnership, threatened or contemplated.

(34) No Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectus, since the date of the latest audited financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into by the Company, the Operating Partnership or any of the Subsidiaries which are material with respect to the Company, the Operating Partnership and the Subsidiaries taken as a whole, (C) none of the Company, the Operating Partnership or the Subsidiaries has incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Company, the Operating Partnership and the Subsidiaries taken as a whole and (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership or any of its subsidiaries with respect to its OP Units.

(35) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities pursuant to this Agreement or any Alternative Distribution Agreement and the application of the net proceeds therefrom, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(36) Contracts. There is no contract or other document to which the Company, the Operating Partnership or any of the Subsidiaries is a party that is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

(37) Relationships. No relationship, direct or indirect, exists between or among the Company or the Operating Partnership on the one hand, and the directors, officers or stockholders of the Company or the Operating Partnership on the other hand, which is required pursuant to the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus which is not so described.

(38) Related Party Transactions. Except (i) to the extent not required to be described or filed pursuant to the Securities Act or the Exchange Act, (ii) as described in the Registration Statement and the Prospectus or (iii) for the agreements referred to herein, none of the Company’s, the Operating Partnership’s or the Subsidiaries’ directors, officers, interest holders, stockholders, members, partners, members of management, other employees or their respective affiliates is a party to any contracts or agreements with the Company, the Operating Partnership or any of the Subsidiaries.

(39) Accounting Controls and Disclosure Controls. The Company, the Operating Partnership and the Subsidiaries maintain and have maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been ( I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company, the Operating Partnership and the Subsidiaries employ and have employed disclosure controls and procedures as defined in Rule 13a-15 under the Exchange Act that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(40) Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, all such data included in the Registration Statement or the Prospectus accurately reflect the materials upon which they are based or from which they were derived.

(41) Money Laundering Laws. The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(42) Actively Traded Security. The Common Stock is an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(43) Absence of Manipulation. None of the Company, the Operating Partnership, the Subsidiaries or, to the knowledge of the Company and the Operating Partnership, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

(44) Tax Classification. Throughout the period from its formation through the date hereof and as of each Applicable Time and each Settlement Date, each of the Operating Partnership and any other Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes and is not a “publicly traded partnership” within the meaning of Section 7704(b) of the Code that is treated as an association taxable as a corporation for federal income tax purposes.

(45) No Prohibition on Dividends by Subsidiaries. Except as disclosed in the Registration Statement and the Prospectus, none of the Operating Partnership or the Subsidiaries are currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interests, or from repaying to the Company any loans or advances made by the Company to the Operating Partnership or any such Subsidiary.

(46) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case, to the extent the Sarbanes-Oxley Act applies to the Company.

(47) No Share Reserve. Neither the Company nor the Operating Partnership has directed any Sales Agent to reserve shares for purchase by any director, officer or employee of the Company, the Operating Partnership or any third party.

(48) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use any of the proceeds received by the Company from the sale of Securities contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(49) No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor any director, officer, or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has: (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and the Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(50) Repayment of Indebtedness. Except as disclosed in the Registration Statement and the Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities to repay any debt owed to any Sales Agent or any affiliate thereof.

(51) Proprietary Trading by the Sales Agents. The Company acknowledges and agrees that each Sales Agent has informed the Company that such Sales Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for its own account and for the account of its client while this Agreement is in effect, and shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by such Sales Agent in a separate written agreement containing the terms and conditions of such sale.

(52) Accuracy of Descriptions and Exhibits. The information in the Prospectus under the captions “Description of Healthcare Trust of America, Inc. Capital Stock,” “Material U.S. Federal Income Tax Considerations,” “Additional Material Federal Income Tax Considerations” and “Certain Provisions of Maryland Law and of the Healthcare Trust of America, Inc. Charter and Bylaws” and the information in the Registration Statement under Item 15, each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Company’s charter or bylaws or other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement and the Prospectus of the charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational governing documents of the Company, Operating Partnership or the Subsidiaries are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(53) NYSE. The outstanding shares of Common Stock and the Securities to be sold by the Company hereunder have been approved for listing, subject only to official notice of issuance, on the NYSE, and are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Securities under the Exchange Act or delisting any such securities from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(b) Certificates. Any certificate signed by any officer of the Company or the Operating Partnership and delivered to the Sales Agents or to counsel for the Sales Agents in connection with the offering of Securities as contemplated by this Agreement shall be deemed a representation and warranty by the Company and the Operating Partnership, as the case may be, to the Sales Agents as to the matters covered thereby.

SECTION 6. Sale and Delivery to the Sales Agents; Settlement.

(a) Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Current Sales Agent’s acceptance of the terms of a Placement Notice or upon receipt by the Current Sales Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Current Sales Agent, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the Operating Partnership acknowledges and agrees that (i) there can be no assurance that the Current Sales Agent will be successful in selling Placement Securities, (ii) the Current Sales Agent will incur no liability or obligation to the Company, the Operating Partnership or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Current Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6 and (iii) the Current Sales Agent shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by the Current Sales Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by the Current Sales Agent at which such Placement Securities were sold, after deduction for (i) the Current Sales Agent’s commissions, discounts or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Current Sales Agent hereunder pursuant to Section 8(a) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Securities. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting the Current Sales Agent’s or its designee’s account (provided the Current Sales Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Current Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company prior to the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date in accordance with the terms of this Agreement, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) and Section 10(d) hereof, it will (i) hold the Current Sales Agent harmless against any Loss (as hereinafter defined) (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to the Current Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) Denominations; Registration. The Securities shall be in such denominations and registered in such names as the Current Sales Agent may request in writing at least one business day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of The Depository Trust Company unless the Current Sales Agent shall otherwise instruct.

(e) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Securities under this Agreement and each of the Alternative Distribution Agreements, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to the Sales Agents in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company and notified to each of the Sales Agents in writing. Further, under no circumstances shall the aggregate offering price of Securities sold pursuant to this Agreement and the Alternative Distribution Agreements, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement, exceed the Maximum Amount.

(f) Certain Blackout Periods. Notwithstanding any other provision of this Agreement, the Company and the Sales Agents agree that no sales of Placement Securities shall take place, and the Company shall not request the sale of any Placement Securities that would be sold, and the Agent shall not be obligated to sell, (i) during any period in which the Company is in possession of material non-public information; provided that, unless otherwise agreed between the Company and the Sales Agents, for purposes of this clause (i), such period shall be deemed to end on the date on which the Company’s next subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is filed with the Commission or (ii) during any other period in which the Company is in possession of material non-public information or (iii) except as provided in Section 6(g) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(g) Filing of Earnings Form 8-K. If the Company wishes to offer, sell or deliver Securities at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to each Sales Agent (with a copy to its counsel) a Current Report on Form 8-K, which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Sales Agents, (ii) provide each Sales Agent with the officers’ certificate, opinions/letters of counsel and accountant’s letter called for by Sections 7(o), (p), (q) and (r) hereof; respectively, (iii) afford each Sales Agent the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (iii) of Section 6(f) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel and accountant’s letter pursuant to this Section 6(g) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel and accountants’ letters as provided in Section 7 hereof and (B) this Section 6(g) shall in no way affect or limit the operation of the provisions of clauses (i) and (ii) of Section 6(f), which shall have independent application.

SECTION 7. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership covenants with the Sales Agents as follows:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by the Sales Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify the Sales Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; provided, however, if any such supplement to the Prospectus does not relate to the

Placement Securities and no Placement Notice is pending, the Company may satisfy this Section 7(a)(i) by notifying the Sales Agents, of such supplement to the Prospectus no later than the close of business on the date of first use of such supplement; (ii) the Company will prepare and file with the Commission, promptly upon the Sales Agents’ request, any amendments or supplements to the Registration Statement or Prospectus that, in the Current Sales Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by the Current Sales Agent (provided, however, that the failure of the Sales Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agents’ right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into the Placement Securities unless a copy thereof has been submitted to the Sales Agents within a reasonable period of time before the filing and the Sales Agents have not reasonably objected thereto (provided, however, that the failure of the Sales Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agents’ right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to each Sales Agent at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act).

(b) Notice of Commission Stop Orders. The Company will advise each Sales Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof as soon as reasonably practicable.

(c) Delivery of Registration Statement and Prospectus. The Company will furnish to each Sales Agent and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated or deemed to be incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as the Sales Agents may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Sales Agents to the extent such document is available on EDGAR. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to each Sales Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Continued Compliance with Securities Laws. If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172 under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Sales Agents or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify each Sales Agent to suspend the offering of Placement Securities during such period and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to each Sales Agent such number of copies of such amendment or supplement as each Sales Agent may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus and prior to the closing there occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement or the Prospectus or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify each Sales Agent to suspend the offering of Placement Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) Blue Sky and Other Qualifications. The Company will use its best efforts, in cooperation with the Sales Agents, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Sales Agents may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities.

(f) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Sales Agents the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g) Use of Proceeds. The Company will apply the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. During any period in which the Prospectus relating to the Placement Securities is required to be delivered by the Sales Agents under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Securities to be listed on the NYSE.

(i) Filings with the NYSE. The Company will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are traded on the NYSE.

(j) Reporting Requirements. The Company, during any period when the Prospectus is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k) Notice of Other Sales. During each period commencing on the date of each Placement Notice and ending after the close of business on the Settlement Date for the related transaction, the Company will not, without (i) giving the Current Sales Agent at least three (3) business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) directing the Current Sales Agent to suspend activity under this Agreement for such period of time as requested by the Company, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (C) file any registration statement under the Securities Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the Securities Act, a registration statement on Form S-8 or Form S-4 or a post-effective amendment to the Registration Statement). The foregoing sentence shall not apply to (i) the Common Stock to be offered and sold through the Sales Agents pursuant to this Agreement, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus, (iii) Common Stock issuable or sold pursuant to the Company’s dividend reinvestment plan as it may be amended or replaced from time to time, or (iv) issuance, grant or sale of Common Stock, options or other awards to purchase or otherwise acquire Common Stock or Common Stock issuable upon the exercise or payment of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement of the Company, including Common Stock issuable or sold upon redemption of OP Units of the Operating Partnership, provided such stock or compensatory plans or arrangements are disclosed in the Registration Statement and the Prospectus.

(l) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Securities, advise each Sales Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Sales Agents pursuant to this Agreement.

(m) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Sales Agents or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as the Sales Agents may reasonably request after consultation with the Company.

(n) Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or in a Current Report on Form 8-K, the number of Placement Securities sold through the Sales Agents and the Alternative Agents pursuant to this Agreement and the Alternative Distribution Agreements and the net proceeds received by the Company with respect to such sales of Common Stock pursuant to the Agreement and the Alternative Distribution Agreements, together with any other information that the Company reasonably believes is required to comply with the Securities Act and Exchange Act.

(o) Representation Dates; Certificates. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and:

(1) each time the Company:

(i) files the Prospectus relating to the Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Securities;

(ii) files an Annual Report on Form 10-K under the Exchange Act;

(iii) files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv) files an Earnings 8-K or a report on Form 8-K containing amended financial information (other than an Earnings Announcement, to “furnish”

information pursuant to Item 2.02 or 7.01 of Form 8-K under the Exchange Act); and

(2) at any other time reasonably requested by the Sales Agents (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall furnish each Sales Agent with two certificates, in the forms attached hereto as Exhibit E-1 and Exhibit E-2 as soon as practicable and in no event later than three (3) Trading Days after any Representation Date. The requirement to provide two certificates under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide the Sales Agents with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or the Sales Agents sells any Placement Securities, the Company shall provide each Sales Agent with two certificates, in the forms attached hereto as Exhibit E-1 and Exhibit E-2, each dated the date of the Placement Notice.

(p) Company Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to each Sales Agent the written opinion of O’Melveny & Myers LLP (“Company Counsel”), in form and substance reasonably satisfactory to the Sales Agents and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the forms attached hereto as Exhibit D-1 and Exhibit D-2, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish each Sales Agent with a letter (a “Reliance Letter”) to the effect that each Sales Agent may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q) Company Maryland Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to each Sales Agent the written opinion of Venable (“Company Counsel”), in form and substance reasonably satisfactory to the Sales Agents and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the forms attached hereto as Exhibit G, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish each Sales Agent with a letter (a “Reliance Letter”) to the effect that each Sales Agent may rely on a prior opinion delivered under this Section 7(q) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(r) Comfort Letter. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish each Sales Agent letters (the “Comfort Letters”), dated the date the Comfort Letters are delivered, in form and substance satisfactory to the Sales Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(s) Market Activities. Neither the Company nor the Operating Partnership will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than the Sales Agents; provided, however, that the Company may bid for and purchase its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(t) Insurance. The Company, the Operating Partnership and the Subsidiaries shall use its commercially reasonable efforts to maintain, or cause to be maintained, insurance by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which each is or will be engaged.

(u) Compliance with Laws. The Company and each of its Subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations would not reasonably be expected to have a Material Adverse Effect.

(v) Investment Company Act. Each of the Company and the Operating Partnership will conduct its affairs in such a manner so as to reasonably ensure that neither the Company, the Operating Partnership will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(w) Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(x) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405) approved in advance in writing by the Company and the Sales Agents in their capacity as principal or agent hereunder, the Company (including its agents and representatives, other than the Sales Agents in their capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by the Sales Agents as principal or agent hereunder.

(y) Sarbanes-Oxley Act. The Company and its subsidiaries will use their best efforts to comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

(z) Regulation M. If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Stock, it shall promptly notify each Sales Agent and sales of the Placement Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(aa) REIT Treatment. The Company will use its best efforts to enable the Company to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code for each of its taxable years for so long as the Board of Directors deems it in the best interests of the Company and its shareholders to remain so qualified.

SECTION 8. Payment of Expenses.

(a) Expenses. The Company agrees to pay the costs, expenses and fees relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Placement Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Placement Securities to the Sales Agents, including any stamp or transfer taxes in connection with the original issuance and sale of the Placement Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum or any supplement thereto and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Placement Securities; (v) the registration of the Placement Securities under the Exchange Act and the listing of the Placement Securities on NYSE; (vi) any registration or qualification of the Placement Securities for offer and sale under the securities or blue sky laws of the jurisdictions referenced in Section 7(e) hereof (including filing fees and the reasonable fees and expenses of counsel for the Sales Agents relating to such registration and qualification, up to $10,000 in the aggregate); (vii) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”) (including filing fees and the reasonable fees and expenses of counsel for the Sales Agents relating to such filings, up to $10,000 in the aggregate); (viii) the fees and expenses of the Company’s accountants, legal counsel (including local and special counsel) and transfer agent and registrar; (ix) any travel expenses of the officers and employees of the Company and the Operating Partnership and any other expenses of the Company and the Operating Partnership in connection with attending or hosting meetings with prospective purchasers of the Placement Securities; and (x) all other costs and expenses incident to the performance by the Company and the Operating Partnership of each of its obligations hereunder. The Company shall have no other expense reimbursement obligation to the Sales Agents, except as set forth in this Section 8 or as contemplated by Section 10 of this Agreement.

(b) Termination of Agreement. If this Agreement is terminated by the Sales Agents in accordance with the provisions of Section 9 or Section 12(a)(i) (solely with respect to trading of the Company’s Common Stock) or (iv) hereof, the Company shall reimburse each Sales Agents for their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Sales Agents.

SECTION 9. Conditions of the Sales Agents’ Obligations. The obligations of each Sales Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Company and the Operating Partnership contained in this Agreement or in certificates of any officer of the Company, the Operating Partnership or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Payment of Filing Fee. The Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance if applicable). The Company shall have paid the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company, the Operating Partnership or any of the Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. The Sales Agents shall not have advised the Company that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Sales Agents’ reasonable opinion is material, or omits to state a fact that in the Sales Agents’ opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect.

(e) Opinion of Counsel for Company. Each Sales Agent shall have received the favorable opinion of Company Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

(f) Representation Certificate. Each Sales Agent shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(g) Accountant’s Comfort Letter. Each Sales Agent shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(q).

(h) Approval for Listing. The Placement Securities shall either have been (i) approved for listing on the NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on the NYSE at, or prior to, the issuance of any Placement Notice.

(i) No Suspension. Trading in the Common Stock shall not have been suspended on the NYSE.

(j) Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for each Sales Agent shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to deliver the opinion herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

(l) Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by each Sales Agent by written notice to the Company to each of the individuals set forth on Exhibit B attached hereto, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12 and 19 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a) Indemnification by the Company and the Operating Partnership. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Sales Agent and their respective affiliates and each person, if any, who controls the Sales Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act:

(i) against any and all losses, claims, damages, liabilities or expenses whatsoever (“Losses”), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (or, other than with respect to the Registration Statement and any amendment thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all Losses, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against the expenses whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Sales Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Agent Content.

(b) Indemnification by the Sales Agents. Each Sales Agent agrees to indemnify, severally and not jointly, and hold harmless each of the Company and the Operating Partnership and each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, each person who controls the Company and the Operating Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Company and the Operating Partnership within the meaning of Rule 405 to the same extent as the foregoing indemnity from the Company and the Operating Partnership to the Sales Agents, but only with reference to written information relating to the Sales Agents furnished to the Company by or on behalf of the Sales Agents specifically for inclusion in the documents referred to in the foregoing indemnity. The Company acknowledges that the legal name of each of the Sales Agents as set forth under the caption “Plan of Distribution” beginning on page S-11 of the Prospectus Supplement constitutes the only information furnished in writing by or on behalf of the Sales Agents for inclusion in the Prospectus (collectively, the “Agent Content”).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to each Sales Agent and each person, if any, who controls the Sales Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Sales Agents; and counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Sales Agents and each person, if any, who controls the Sales Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 10(d) hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel (as specified in Section 10 hereof), such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party (as specified in Section 10 hereof) in accordance with such request prior to the date of such settlement.

(e) Contribution. If the indemnification provided for in paragraph (a) or (b) of this Section 10 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall contribute to the aggregate amount of such Losses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Sales Agents, on the other hand, from the offering of the

Securities pursuant to this Agreement, provided, however, that in no case shall any Sales Agent be responsible for any amount in excess of the discount or commission applicable to the Securities distributed by such Sales Agent hereunder or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Sales Agents on the other hand in connection with the statements or omissions. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Sales Agents, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total commissions received by the Sales Agents, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Operating Partnership, on the one hand, and the Sales Agents on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by the Sales Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and each Sales Agent agree that it would not be just and equitable if contribution pursuant to this Section 10(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of Losses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(e), each person, if any, who controls each Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each Sales Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Operating Partnership.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Operating Partnership or any officer or representative of any of the Company and the Operating Partnership and of the Sales Agents set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of each Sales Agent or any controlling person of each Sales Agent referred to in Section 10 hereof, or by or on behalf of the Company, the Operating Partnership or any of their respective officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities.

SECTION 12. Termination of Agreement.

(a) Termination; General. Each Sales Agent may terminate this Agreement only as to such Sales Agent by written notice to the Company and the other Sales Agents, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Sales Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Placement Securities has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Termination by the Company. Subject to Section 12(f) hereof, the Company shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c) Termination by the Sales Agents. Subject to Section 12(f) hereof, each Sales Agent shall have the right to terminate this Agreement (as to such Sales Agent) in its sole discretion at any time after the date of this Agreement.

(d) Automatic Termination. Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of Placement Securities through the Sales Agents or other financial institutions on the terms and subject to the conditions set forth herein or in the Alternative Distribution Agreements with such other institutions with an aggregate sale price equal to the Maximum Amount or upon three (3) years having elapsed since the Registration Statement became effective pursuant to Rule 462(e) under the Securities Act.

(e) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agents or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g) Liabilities. If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 10(d), Section 11 and Section 19 hereof shall survive such termination and remain in full force and effect.

SECTION 13. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to the parties hereto as follows (or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this paragraph):

(a) If to the Sales Agents:

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Telecopy No.: (212) 214-5918

Attention: Equity Syndicate Department

BMO Capital Markets Corp.

Three Times Square, 25th Floor

New York, New York 10036

Telecopy No.: 212-885-4165

Attention: Eugene L. Joly

With a copy to: Legal Department (Telecopy No.: 212-702-1205)

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel

J.P. Morgan Securities, LLC

383 Madison Avenue, 7th Floor

New York, New York 10179

Attention: Adam S. Rosenbluth (212-622-7027)

With a copy to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attention: S. Gregory Cope, Esq.

(b) If to the Company or the Operating Partnership:

Healthcare Trust of America, Inc.

16435 North Scottsdale Road, Suite 320

Scottsdale, Arizona 85254

Telecopy No.: (480) 991-0755

Attention: Mr. Scott D. Peters, Chief Executive Officer

cc: Mr. Robert A. Milligan, Chief Financial Officer

With a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, California 94111

Telecopy No.: (415) 984-8701

Attention: Peter T. Healy, Esq.

SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Sales Agents, the Company, the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Sales Agents, the Company, the Operating Partnership and their respective successors and the controlling persons and officers, directors, employees or agents referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Sales Agents, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers, directors, employees or affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities through or from the Sales Agents shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 16. Governing Law and Time. THIS AGREEMENT AND ANY CLAIM CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 18. Permitted Free Writing Prospectuses. Each of the Company and the Operating Partnership represents and warrants that it has not made, and each of the Company and the Operating Partnership agrees that unless it obtains the prior consent of each Sales Agent and each Sales Agent agrees that unless it obtains the prior written of the Company, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer Free Writing Prospectuses, if any, identified on Exhibit F attached hereto. Each of the Issuer Free Writing Prospectuses, if any, identified on Exhibit F attached hereto and each of the free writing prospectuses, if any, consented to by the Company and the Sales Agents is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F attached hereto are Permitted Free Writing Prospectuses.

SECTION 19. Absence of a Fiduciary Relationship. Each of the Company and the Operating Partnership acknowledges and agrees that:

(a) each Sales Agent is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship among the Company, the Operating Partnership or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Sales Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not each Sales Agent has advised or is advising the Company and/or the Operating Partnership on other matters, and each Sales Agent has no obligation to the Company or the Operating Partnership with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the public offering price of any Securities sold pursuant to this Agreement will not be established by the Sales Agents;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) the Sales Agents have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(e) it is aware that each Sales Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Operating Partnership and each Sales Agent has no obligation to disclose such interests and transactions to the Company or the Operating Partnership by virtue of any advisory or agency relationship or otherwise, except as required by applicable law; and

(f) it waives, to the fullest extent permitted by law, any claims it may have against each Sales Agent for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Securities under this Agreement and agrees that the Sales Agents shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, the Operating Partnership, employees or creditors of the Company or the Operating Partnership.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Sales Agents, the Operating Partnership and the Company in accordance with its terms.

Very truly yours,

HEALTHCARE TRUST OF AMERICA, INC.

By:	/s/ Robert A. Milligan
	Name:	Robert A. Milligan
	Title:	Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

By:	Healthcare Trust of America, Inc.,
Its:	General Partner

	By:	/s/ Robert A. Milligan
		Name:	Robert A. Milligan
		Title:	Chief Financial Officer, Secretary and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:	/s/ Elizabeth Alvarez
Authorized Signatory

BMO CAPITAL MARKETS CORP.

By:	/s/ David Raff
Authorized Signatory

JEFFERIES LLC

By:	/s/ Ashley Delp
Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:	/s/ Jason Shrednick
Authorized Signatory

EXHIBIT A

FORM OF PLACEMENT NOTICE

From:	[ ]

Cc:	[ ]

To:	[ ]

Subject: Equity Distribution Agreement—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement among Healthcare Trust of America, Inc., (the “Company”), Healthcare Trust of America Holdings, LP, and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities, LLC (each a “Sales Agent” and collectively, the “Sales Agents”), dated January 27, 2016 (the “Agreement”), I hereby request on behalf of the Company that the Sales Agents sell up to $300,000,000 of the Company’s Class A common stock, par value $0.01 per share, at a minimum market price of $         per share.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE CURRENT SALES AGENT, AND/OR THE CAPACITY IN WHICH THE CURRENT SALES AGENT MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH)]

EXHIBIT B

AUTHORIZED INDIVIDUALS FOR PLACEMENT NOTICES AND ACCEPTANCES

Wells Fargo Securities, LLC

Eric Tracy

Tel: (202) 688-4021

Email: etracy@eastdilsecured.com

Chris Flouhouse

Tel: (704) 383-5614

Email: chris.flouhouse@wellsfargo.com

BMO Capital Markets Corp.

Mark Decker, Jr.

Tel: (202) 261-1788

Email: mark.deckerir@bmo.com

Jefferies LLC

Michael Judlowe

J.P. Morgan Securities, LLC

Adam Rosenbluth

Adam.s.rosenbluth@pmorgan.com

212-622-7027

Healthcare Trust of America, Inc.

Scott D. Peters

Tel: (480) 998-3478

Email: scottpeters@htareit.com

Robert A. Milligan

Tel: (480) 998-3478

Email: robertmilligan@htareit.com

EXHIBIT C

COMPENSATION

Each Sales Agent shall be paid compensation in an amount equal to 1.5% of the gross proceeds from the sales of Securities by such Sales Agent pursuant to the terms of this Agreement.

EXHIBIT D-1

FORM OF OPINION OF O’MELVENY & MYERS LLP

January     , 2016

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

BMO Capital Markets Corp.

Three Times Square, 27th Floor

New York, New York 10119

Jefferies LLC

529 Madison Avenue

New York, New York 10022

J.P. Morgan Securities LLC

383 Madison Avenue, 28th Floor

New York, New York 10179

Re:	Issuance of Class A Common Stock of Healthcare Trust of America, Inc.

Ladies and Gentlemen:

We have acted as special counsel to Healthcare Trust of America, Inc., a Maryland corporation (the “Company”) and Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), in connection with the issuance and sale from time to time of a number of shares of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) having an aggregate offering price of up to $300,000,000 (the “Class A Shares”), pursuant to an Equity Distribution Agreement dated January    , 2016 (the “Agreement”) among the Operating Partnership and the Company, on the one hand, and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities LLC (collectively, the “Agents”), on the other hand.

We are providing this opinion letter to you at the request of the Company pursuant to Section 7(p) of the Agreement. Except as otherwise indicated, capitalized terms used in this opinion letter and defined in the Agreement shall have the meanings given in the Agreement.

In our capacity as such counsel, we have examined originals or copies of those corporate and other records and other documents we considered appropriate, including the following:

(i)	the executed Agreement;

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 2

(ii)	the minutes of the meetings of, or actions by written consent or resolutions of, the Board of Directors of the Company, or any committee thereof, with respect to the transactions covered by this opinion letter;

(iii)	the executed certificate of the Company dated as of the date hereof (the “Company Certificate”);

(iv)	the executed certificate of the Operating Partnership dated as of the date hereof (the “Operating Partnership Certificate” and, together with the Company Certificate, the “Officer’s Certificates”);

(v)	the orders, judgments and decrees identified to us by the Company and the Operating Partnership and set forth in Schedule A attached hereto;

(vi)	the registration statement on Form S-3ASR, File No. 333-202388, filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 27, 2015 (excluding the documents incorporated therein by reference, the “Registration Statement”);

(vii)	the prospectus dated February 27, 2015 (the “Base Prospectus”);

(viii)	the prospectus supplement dated January , 2016 (the “Prospectus Supplement” and, together with the Base Prospectus, but excluding the documents incorporated therein by reference, the “Prospectus”); and

(ix)	the Company’s and Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Commission on February 23, 2015 (the “2014 Annual Report on Form 10-K”); the Company’s and Operating Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, filed with the Commission on May 6, 2015, July 30, 2015 and October 28, 2015, respectively; the Company’s and/or Operating Partnership’s Current Reports on Form 8-K, as applicable, filed with the Commission on February 17, 2015 (but only with respect to Item 8.01), April 30, 2015 (but only with respect to Item 5.02), May 5, 2015, July 8, 2015 (but only with respect to Item 5.07), August 13, 2015, October 2, 2015 and October 27, 2015; the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 30, 2015; and the description of the Class A Common Stock contained in the Company’s registration statement on Form 8-A, filed with the Commission on June 5, 2012 (collectively, the “Incorporated Documents”).

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 3

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

As to relevant factual matters, we have relied upon, among other things, (i) as to matters involving the laws of the State of Maryland, the opinion letter of Venable LLP of even date herewith and (ii) the representations and warranties included in the Agreement and the factual representations in the Officer’s Certificates and in the other certificates of officers of the Company and the Operating Partnership dated as of the date hereof. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.

Our use of the terms “known to us,” “to our knowledge,” or similar phrases to qualify a statement in this opinion letter means that those attorneys in this firm who have given substantive attention to the representation of the Company and the Operating Partnership do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm or any constructive or imputed notice of any matters or items of information. We have not undertaken any independent investigation to determine the accuracy of the statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company and the Operating Partnership in connection with this opinion letter or in other matters.

The law covered by this opinion letter is limited to the present federal law of the United States, the present Revised Uniform Limited Partnership Act of the State of Delaware (the “RULPA”), and the present law of the State of California and the State of New York. We express no opinion as to the laws of any other jurisdiction (including the State of Maryland) and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

The opinions hereinafter expressed are subject to the following qualifications:

(a)	We have assumed that you have all the requisite power and authority, and have taken any and all necessary corporate, partnership or limited liability company action to execute and deliver the Agreement. To the extent the Company’s or the Operating Partnership’s obligations depend on the enforceability of the Agreement against you, we have assumed that the Agreement is enforceable against you.

(b)	For purposes of our opinion in paragraph (1), we have relied solely on the review of a good standing certificate from public officials in Delaware dated as of January 22, 2016.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 4

(c)	For purposes of our opinion in paragraph (2), we have relied solely on the review of certificates from public officials in the States of Arizona and New York dated as of January 22, 2016 and January 22, 2016, respectively.

(d)	For purposes of our opinion in paragraph (3), we have relied solely on the review of a certificate from public officials in the State of Arizona dated as of January 25, 2016.

(e)	With regards to our opinion in paragraph (7), we express no opinion as to the indemnification or contribution sections of the Agreement.

(f)	For purposes of our opinions in paragraphs (7) and (8), we have assumed that neither the Company nor the Operating Partnership has taken, or in the future will take, any discretionary action (including a decision not to act) permitted by the Agreement that would cause the performance of the Agreement to (i) violate the RULPA or any U.S. federal, California or New York statute, rule or regulation, (ii) constitute a violation or breach of or default under any of the agreements, orders, judgments or decrees referred to in paragraph (7), or (iii) require any order, consent, permit or approval to be obtained from any U.S. federal, California or New York governmental authority. In addition, we do not express any opinion with respect to orders, consents, permits or approvals that may be necessary in connection with the business or operations of the Company or the Operating Partnership.

(g)	In addition, we have assumed the matters set forth in the opinions of Venable LLP set forth in their opinion letter dated the date hereof, a copy of which has been delivered to you.

On the basis of such examination, our reliance on the assumptions in this opinion letter and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion letter, we are of the opinion that:

(1)	The Operating Partnership is a limited partnership existing and in good standing under the laws of the State of Delaware with the power under the RULPA and its certificate of limited partnership and partnership agreement to own its properties and assets and to carry on its business as described in the Registration Statement and the Prospectus under the captions “About the Registrants” and “Our Company” and in the 2014 Annual Report on Form 10-K under the captions “Item 1. Business” and “Item 2. Properties” and to execute and deliver the Agreement and to perform its obligations thereunder.

(2)	The Company is qualified as a foreign corporation to do business in the States of Arizona and New York.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 5

(3)	The Operating Partnership is qualified as a foreign limited partnership to do business in the State of Arizona.

(4)	Assuming due authorization by all necessary corporate action, the Agreement has been duly executed and delivered by the Company.

(5)	The execution, delivery and performance of the Agreement have been duly authorized by all necessary partnership action on the part of the Operating Partnership, and the Agreement has been duly executed and delivered by the Operating Partnership.

(6)	Assuming due authorization by all necessary corporate action by the Company, the Agreement constitutes the legally valid and binding obligation of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including without limitation fraudulent conveyance laws) and by general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

(7)

The execution and delivery of the Agreement by each of the Company and the Operating Partnership and the performance of their obligations under the Agreement (including the sale and issuance of the Class A Shares) will not (i) violate the Company’s charter or bylaws, or the certificate of limited partnership or partnership agreement of the Operating Partnership, (ii) violate, breach, or result in a default under any of the material agreements to which the Company or the Operating Partnership is a party that are listed as exhibits to the 2014 Annual Report on Form 10-K or any quarterly or current reports filed by the Company thereafter and prior to the date of this opinion letter (each such agreement, an “Other Agreement”), (iii) violate the RULPA or any current U.S. federal, California or New York statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company and the Operating Partnership or to transactions of the type contemplated by the Agreement, or (iv) breach or otherwise violate any existing obligation of or restriction on the Company and the Operating Partnership under any order, judgment or decree of any California, New York or U.S. federal court or governmental authority binding on the Company and the Operating Partnership and identified on Schedule A hereto, except that we express no opinion regarding (A) any U.S. federal securities laws, (B) Blue Sky or state securities laws, (C) the indemnification and contribution sections of the Agreement, or (D) any violation, breach, default or other occurrence of the type referred to in clause (ii), (iii) or (iv)

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BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

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of this paragraph that could not, individually or in the aggregate, reasonably be expected to prevent or materially impede or delay the consummation of the transactions contemplated by the Agreement. If an Other Agreement is governed by the laws of a jurisdiction other than California or New York, we have assumed such Other Agreement would be interpreted in accordance with its plain meaning, except that technical terms would mean what lawyers generally understand them to mean for agreements governed by the laws of California or New York. We express no opinion with respect to any provision of any Other Agreement to the extent that an opinion with respect to such provision would require making any financial, accounting or mathematical calculation or determination.

(8)	No filing with, or consent, approval or permit of any U.S. federal, California or New York governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company and the Operating Partnership is required on the part of the Company or the Operating Partnership for the execution and delivery of the Agreement by the Company and the Operating Partnership and the issuance and sale of the Class A Shares, except such as (i) are disclosed in the Registration Statement or the Prospectus, (ii) have been made or obtained by the Company or the Operating Partnership, (iii) may be required under applicable Blue Sky or state or foreign securities or takeover laws or (iv) may be required under rules and regulations of The New York Stock Exchange in connection with the issuance and sale of the Class A Shares.

(9)	The Company is not, and upon giving effect to the issuance and sale of the Class A Shares would not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, or the rules and regulations thereunder.

(10)	The statements in the Prospectus Supplement under the caption “Plan of Distribution,” insofar as they summarize provisions of the Agreement, fairly present the information required by Form S-3.

(11)	The Registration Statement became effective under the Securities Act of 1933, as amended (the “Securities Act”) and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

(12)	We do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which has not been filed as required.

(13)	The Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 7

statements on Form S-3 under the Securities Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial or statistical information contained or incorporated by reference therein. The Prospectus appears on its face to comply in all material respects to the requirements under the Securities Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial or statistical information contained or incorporated by reference therein.

(14)	Each of the documents filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference in the Registration Statement or the Prospectus, on the date each such document was filed, appeared on its face to comply in all material respects with the requirements as to form (a) for reports on Form 10-K, Form 10-Q, Form 8-K or Form 8-A or (b) under Section 14(a), as the case may be, under the Exchange Act and the related rules and regulations in effect at the respective dates of their filing, except that we express no opinion concerning the financial statements and other financial or statistical information contained or incorporated by reference therein.

The Prospectus has been filed pursuant to Rule 424(b) within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)).

Reference is made to the Registration Statement and the Prospectus. As counsel to the Company, we reviewed the Registration Statement, the Prospectus, the documents incorporated by reference in the Registration Statement as of the effective date of the Registration Statement (the “Registration Statement Incorporated Documents”) and the Incorporated Documents and participated in discussions with your representatives and representatives of the Company at which the contents of the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents, the Incorporated Documents and related matters were discussed.

The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents or the Incorporated Documents, and we do not undertake any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents or the Incorporated Documents. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents and the Incorporated Documents involve matters of a non-legal nature.

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement, including the information deemed to be part of the Registration Statement as of its effective date pursuant to Rule 430B promulgated

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 8

under the Securities Act, and the Registration Statement Incorporated Documents, considered as a whole as of the effective date of the Registration Statement pursuant to Rule 430B promulgated under the Securities Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, including the Incorporated Documents, considered as a whole as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents or the Incorporated Documents, and we express no belief with respect to (A) any document filed by the Company under the Exchange Act whether before or after the effective date of the Registration Statement, except to the extent that such document is (i) a Registration Statement Incorporated Document read together with the Registration Statement and considered as a whole as of the Effective Time, or (ii) an Incorporated Document read together with the Registration Statement or the Prospectus and considered as a whole; (B) the financial statements or other financial, statistical or accounting data contained in or omitted from the Registration Statement, the Prospectus, the Registration Statement Incorporated Documents or the Incorporated Documents; or (C) statements contained in the exhibits to the Registration Statement, in the exhibits to the Incorporated Documents or in the exhibits to the Registration Statement Incorporated Documents.

This opinion letter is furnished by us as special counsel for the Company and the Operating Partnership and may be relied upon by you only as the Agents under the Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion letter is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. This opinion letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that arise after the date of this opinion letter and come to our attention, or any future changes in laws.

Respectfully submitted,

SCHEDULE A

Orders, Judgments and Decrees

None

EXHIBIT D-2

FORM OF TAX OPINION OF O’MELVENY & MYERS LLP

January     , 2016

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

BMO Capital Markets Corp.

Three Times Square, 27th Floor

New York, New York 10119

Jefferies LLC

529 Madison Avenue

New York, New York 10022

J.P. Morgan Securities LLC

383 Madison Avenue, 28th Floor

New York, New York 10179

Re:	Status as a Real Estate Investment Trust

Ladies and Gentlemen:

You have requested our opinion concerning certain federal income tax considerations in connection with the issuance and sale of shares of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), of Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), having an aggregate offering price of up to $300,000,000, pursuant to Section 7(p) of the Equity Distribution Agreement dated January     , 2016, among the Company and Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), on the one hand, and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities LLC (collectively, the “Agents”), on the other hand (the “Distribution Agreement”).

Capitalized terms used in this letter and not otherwise defined herein have the meanings assigned to such terms in the Distribution Agreement.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 2

The opinion set forth in this letter is based on relevant provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder (including proposed and temporary Treasury Regulations) (the “Regulations”) and interpretations of the foregoing as expressed in court decisions, administrative determinations and the legislative history as of the date hereof. These provisions and interpretations are subject to change, which may or may not be retroactive in effect, that might result in modifications of our opinion.

In rendering our opinion we examined such records, certificates, documents and other materials as we considered necessary or appropriate as a basis for such opinion, including the following: (1) the Registration Statement and the prospectus (the “Prospectus”) filed as part of the Registration Statement; (2) the Prospectus Supplement filed on January     , 2016 (the “Prospectus Supplement”); (3) the Amended and Restated Agreement of Limited Partnership of the Operating Partnership; (4) the Fifth Articles of Amendment and Restatement of the Company, as amended; (5) the Company’s Annual Report on Form 10-K for each of the years ended December 31, 2007 through December 31, 2014; (6) records required by the Code and Treasury Regulations relating to stockholder ownership and fair value of assets, prepared by the Company for the year ended December 31, 2014; and (7) such other documents and information provided to us as we deemed relevant to our opinion.

In addition, we have been provided with a certificate, dated January     , 2016 (the “Officer’s Certificate”), executed by a duly appointed officer of the Company, as the corporation which is directly or indirectly serving as the sole corporate general partner of the Operating Partnership, setting forth certain factual representations relating to the formation and operation of the Company and its subsidiaries. Where the factual representations in the Officer’s Certificate involve terms defined in the Code, the Regulations, published rulings of the Internal Revenue Service (the “Service”) or other relevant authority, we have reviewed with the individual making such representations the relevant provisions of the Code, the applicable Regulations, the published rulings of the Service, and other relevant authority. We are not aware of any facts that are inconsistent with the representations contained in the Officer’s Certificate.

For purposes of our opinion, although we have made such inquiries and performed such investigations as we have deemed necessary to fulfill our professional responsibilities as counsel, we have not made an independent investigation of all of the facts set forth in such documents, the Officer’s Certificate, the partnership agreement for the Operating Partnership, the Prospectus or the Prospectus Supplement. We have consequently assumed, with your permission, (i) the genuineness of all signatures on documents we have examined, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the original documents of all documents submitted to us as copies, (iv) the conformity, to the extent relevant to our opinions, of final documents to all documents submitted to us as drafts, (v) the authority and capacity of the individual or individuals who executed any such documents on behalf of any person, (vi) due execution and delivery of all such documents by all the parties thereto, (vii) the

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J.P. Morgan Securities LLC

January     , 2016 - Page 3

compliance of each party with all material provisions of such documents, and (viii) the accuracy and completeness of all records made available to us.

We have also assumed for the purposes of this opinion that (i) the Company is validly organized, duly incorporated, and existing under the laws of the State of Maryland and in good standing in Maryland, (ii) the issuance of the Class A Common Stock will be duly authorized and validly issued, (iii) the Operating Partnership is a duly organized and validly existing limited partnership under the laws of the State of Delaware, (iv) each other subsidiary of the Company is duly organized and a validly existing limited liability company or corporation under the laws of its state of organization, (v) the transactions described in or contemplated by any of the aforementioned documents have been or will be consummated in accordance with the operative documents, (vi) the operative documents are enforceable in accordance with their terms, (vii) neither the Company nor any entity in which the Company owns a direct or indirect interest will make any amendments to its organizational documents after the date hereof that could adversely affect the Company’s ability to satisfy the requirements for qualification as a REIT, (viii) the Company has been and will continue to be organized and operated in the manner described in the Officer’s Certificate, the Prospectus, the Prospectus Supplement and the other relevant documents referred to above and (ix) the representations in the Officer’s Certificate are and will remain true, correct and complete and that all representations made “to the best of the knowledge and belief” of any person(s) or party(ies) or with similar qualification or that are qualified as to materiality are and will be true, correct and complete as if made without such qualification. Any material change that is made after the date hereof in any of the foregoing bases for our opinion could affect our conclusions.

Based on the foregoing, we are of the opinion that:

1. The Company has qualified for treatment as a real estate investment trust (“REIT”) under the Code for its taxable years ended December 31, 2007 through December 31, 2015 and the Company’s organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for its taxable year ending December 31, 2016 and each taxable year thereafter.

2. The statements set forth in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” as such disclosure has been supplemented by the statements under the heading “Additional Material U.S. Federal Income Tax Considerations” in the Prospectus Supplement, considered as a whole and insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

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BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016 - Page 4

However, such sections of the Prospectus and the Prospectus Supplement are not exhaustive and do not purport to discuss any state or local tax considerations or all possible federal income tax considerations of the purchase, ownership and disposition of Class A Common Stock or other securities. In addition, the Company’s qualification and taxation as a REIT depend upon the Company’s ability to meet on a continuing basis, through actual annual operating and other results, the various requirements under the Code with regard to, among other things, the sources of its gross income, the composition of its assets, the level of its distributions to stockholders and the diversity of its stock ownership. O’Melveny & Myers LLP will not review the Company’s compliance with these requirements on a continuing basis. Accordingly, no assurance can be given that the actual results of the operations of the Company, the Operating Partnership and their subsidiaries, the sources of their income, the nature of their assets, the level of the Company’s distributions to stockholders and the diversity of its stock ownership for any given taxable year will satisfy the requirements under the Code for qualification and taxation as a REIT.

Other than as expressly stated above, we express no opinion on any issue relating to the Company, the Operating Partnership, one or more of the other subsidiaries of the Company or to any investment therein. Furthermore, we assume no obligation to advise you of any changes in the foregoing subsequent to the date of this letter, and we are not undertaking to update this letter after the date hereof.

This letter is furnished solely for the information and use of the Agents pursuant to Section 7(p) of the Distribution Agreement, and speaks only as of the date hereof. No person or entity other than the addressees may rely on this letter without our prior written consent.

Respectfully submitted,

EXHIBIT E-1

OFFICER’S CERTIFICATE OF THE COMPANY

The undersigned, Robert A. Milligan, the duly qualified and elected Chief Financial Officer of Healthcare Trust of America, Inc. (the “Company”), a Maryland corporation, does hereby certify on behalf of the Company pursuant to Section 7(o) of the Equity Distribution Agreement dated as of January     , 2016 (the “Agreement”) among, the Company, Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities, LLC that to the knowledge of the undersigned:

i.	The representations and warranties of the Company and the Operating Partnership in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect (as defined in the Agreement), are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

ii.	The Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the Sales Agents).

Each of O’Melveny & Myers LLP, Venable LLP and Hunton & Williams LLP is entitled to rely upon this Officer’s Certificate in connection with the respective opinions given by such firms pursuant to Section 7(p) of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this     day of January 2016.

HEALTHCARE TRUST OF AMERICA, INC.

By:
	Name:	Robert A. Milligan
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT E-2

OFFICER’S CERTIFICATE OF THE OPERATING PARTNERSHIP

OFFICER CERTIFICATE

The undersigned, Robert A. Milligan, the duly qualified and elected Chief Financial officer, Secretary and Treasurer of Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), the general partner of Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), does hereby certify on behalf of the Operating Partnership pursuant to Section 7(o) of the Equity Distribution Agreement dated as of January     , 2016 (the “Agreement”) among the Company, the Operating Partnership, and Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities, LLC that to the knowledge of the undersigned:

i.	The representations and warranties of the Company and the Partnership in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect (as defined in the Agreement), are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

ii.	The Operating Partnership has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the Sales Agents).

Each of O’Melveny & Myers LLP, Venable LLP and Hunton & Williams LLP is entitled to rely upon this Officer’s Certificate in connection with the respective opinions given by such firms pursuant to Section ‘7(p) of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this     day of January 2016.

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

By:	HEALTHCARE TRUST OF AMERICA, INC.,
its general partner

By:
	Name:	Robert A. Milligan
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT F

PERMITTED FREE WRITING PROSPECTUSES

None

EXHIBIT G

FORM OF OPINION OF VENABLE LLP

[LETTERHEAD OF VENABLE LLP]

January     , 2016

[Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152]

[BMO Capital Markets Corp.

Three Times Square, 27th Floor

New York, New York 10119]

[Jefferies LLC

529 Madison Avenue

New York, New York 10022]

[J.P. Morgan Securities LLC

383 Madison Avenue, 28th Floor

New York, New York 10179]

Re:	Healthcare Trust of America, Inc.

Ladies and Gentlemen:

We have served as Maryland counsel to Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), in connection with certain matters of Maryland law arising out of the sale and issuance from time to time of shares of Class A Common Stock, $0.01 par value per share (the “Class A Common Stock”), of the Company having an aggregate offering price of up to $[300,000,000] (the “Shares”), pursuant to an Equity Distribution Agreement, dated January     , 2016 (the “Distribution Agreement”), by and among the Company and Healthcare Trust of America Holdings, LP, a Delaware limited partnership and the operating partnership of the Company, on the one hand, and [Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC and J.P. Morgan Securities LLC] (collectively, the “Sales Agents”), on the other hand. This firm did not participate in the negotiation or drafting of the Distribution Agreement.

This opinion is being delivered to you pursuant to Section [7(q)] of the Distribution Agreement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the “Documents”):

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016

1. The Registration Statement on Form S-3ASR (Registration No. 333-202388) of the Company, relating to the Shares, and all amendments thereto (collectively, the “Registration Statement”), filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

2. The Prospectus, dated February 27, 2015 (the “Base Prospectus”), as supplemented by a Prospectus Supplement, dated January     , 2016 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the 1933 Act;

3. The charter of the Company (the “Charter”), certified by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

4. The Second Amended and Restated Bylaws of the Company (the “Bylaws”), certified as of the date hereof by an officer of the Company;

5. A certificate of the SDAT as to the good standing of the Company, dated as of a recent date;

6. Resolutions adopted by the Board of Directors of the Company (the “Board”) relating to, among other matters, (a) the sale and issuance of the Shares at a minimum price per share of [$9.75] and (b) the authorization of the execution, delivery and performance of the Distribution Agreement by the Company (the “Resolutions”), certified as of the date hereof by an officer of the Company;

7. The Distribution Agreement;

8. A certificate executed by an officer of the Company, dated as of the date hereof; and

9. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016

3. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and the obligations of each of the parties (other than the Company) set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

4. All Documents submitted to us as originals are authentic. The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Documents as executed and delivered. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

5. The Shares will not be issued in violation of the restrictions on transfer and ownership of shares of stock of the Company set forth in Article VI of the Charter.

6. Upon the issuance of any of the Shares, the total number of shares of Class A Common Stock issued and outstanding will not exceed the total number of shares of Class A Common Stock that the Company is then authorized to issue under the Charter. We note that, as of the date hereof, there are more than [30,769,230] shares of Class A Common Stock (i.e., the maximum number of shares of Class A Common Stock issuable pursuant to the Distribution Agreement if all Shares are issued at the minimum price per share of $[9.75]) available for issuance under the Charter.

7. The number of Shares, and the offering price of each Share, to be issued by the Company from time to time pursuant to the Distribution Agreement will be authorized and approved by the Board or the Authorized Officers (as defined in the Resolutions) in accordance with the Maryland General Corporation Law (the “MGCL”), the Charter, the Bylaws and the Resolutions (with such approvals referred to hereinafter as the “Corporate Proceedings”) prior to the issuance thereof.

The phrase “known to us” is limited to the actual knowledge, without independent inquiry, of the lawyers at our firm who have performed legal services for the Company within the prior twelve months.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016

2. The Company has all necessary corporate power (a) to own its properties and assets and to carry on its business as described in the Prospectus under the caption “About the Registrants” and (b) to execute and deliver the Distribution Agreement and to perform its obligations thereunder.

3. The issuance of the Shares has been duly authorized and, when issued and delivered by the Company in accordance with the Distribution Agreement, the Resolutions and the Corporate Proceedings against payment of the consideration set forth therein, the Shares will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to preemptive or other similar rights arising under the MGCL, the Charter or the Bylaws. The stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Healthcare Trust of America, Inc. Capital Stock.”

4. The execution, delivery and performance by the Company of the Distribution Agreement have been duly authorized by all necessary corporate action on the part of the Company.

5. The Distribution Agreement has been duly executed and, so far as is known to us, delivered by the Company.

6. The execution, delivery and performance by the Company of the Distribution Agreement and the consummation by the Company of the transactions contemplated thereby, including the sale and issuance of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds,” do not and will not conflict with or violate (a) the Charter or Bylaws, (b) any Maryland law, statute, rule or regulation applicable to the Company or (c) so far as is known to us, any order, judgment or decree applicable to the Company of any Maryland governmental authority having jurisdiction over the Company or any of its properties, except, in the case of clauses (b) and (c), for any such conflicts or violations that could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company or (ii) the Company’s performance of the Distribution Agreement.

7. The information in the Registration Statement under the caption “Item 15. Indemnification of Directors and Officers” and the Prospectus under the captions “Description of Healthcare Trust of America, Inc. Capital Stock” and “Certain Provisions of Maryland Law and of the Healthcare Trust of America, Inc. Charter and Bylaws,” insofar as such information relates to provisions of Maryland law or the Charter or Bylaws, constitutes an accurate summary of such provisions of Maryland law or the Charter or Bylaws in all material respects.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Jefferies LLC

J.P. Morgan Securities LLC

January     , 2016

State of Maryland, or as to federal or state laws regarding fraudulent transfers or the laws, codes or regulations of any municipality or other local jurisdiction. We note that the Distribution Agreement is governed by the laws of the State of New York. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter. We have assumed that, on the date hereof, any proceeds from the sale of the Shares to be used for unspecified general corporate purposes will be invested in cash or cash equivalents and our opinion set forth in paragraph 6 does not address the application of such proceeds after the date hereof. Our opinion expressed in paragraph 6(b) and (c) above is based upon our consideration of only those laws, statutes, rules and regulations of the State of Maryland, if any, and those orders, judgments and decrees of governmental authorities of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated in such paragraph. We call your attention to the fact that, in connection with the delivery of this opinion, we have not ordered or reviewed judgment, lien or any other searches of public or private records of the Company or its properties. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you solely for your benefit. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than O’Melveny & Myers LLP, counsel to the Company, and Hunton & Williams LLP, counsel to the Sales Agents, in connection with opinions to be issued by them of even date herewith relating to the Shares) without, in each instance, our prior written consent.

Very truly yours,

68361-379358